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                                                                   EXHIBIT 10.11





                           AMERICAN BANCSHARES, INC.


                      1997 NONQUALIFIED SHARE OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS



SECTION 1.     THE PLAN


        1.1 ESTABLISHMENT OF THE PLAN. To attract qualified persons to serve as Directors and to encourage valued Directors to continue with the Company, the Company hereby establishes this Plan. The Plan permits the grant of Nonqualified Share Options in accordance with the terms and conditions set forth below. Unless otherwise defined, all capitalized terms have the meaning ascribed to them in Section 2.


        1.2 PURPOSE. The purpose of this Plan is to advance the interests of the Company and its shareholders by affording independent Directors with incentives that will promote the identification of their personal interests with the long term financial success of the Company and with growth in shareholder value. The Plan is intended to aid in attracting and retaining the services of qualified and knowledgeable independent Directors capable of furthering the future success of the Company by encouraging the ownership of Shares by such Directors and to provide an incentive for such independent Directors to continue to work for the best interest of the Company and its shareholders through its continuing ownership of Shares.


SECTION 2.     DEFINITIONS.


        As used in this Plan, unless the context otherwise requires, the following capitalized terms are defined as follows:


        2.1 "Board" or "Board of Directors" means the Board of Directors of the Company.


        2.2 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. Reference to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule, or regulation.


        2.3    "Company" means American Bancshares, Inc., a Florida corporation.


        2.4 "Date of Exercise" means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Section 7.2.


        2.5 "Date of Grant" means the date on which an Option is granted by the Board of Directors.


        2.6 "Director" means any person who is a member of the Board of Directors.


        2.7 "Employee" means any person who is an officer or full-time staff employee of the Company or any Subsidiary and who receives from its regular compensation, other than pension, retirement allowance, retainer, or fee under contract. An Employee does not include independent contractors or temporary employees.

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     2.8       "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.


     2.9 "Exercise Period" means the period during which an Option may be exercised.


     2.10 "Exercise Price" means the purchase price for Shares under a Nonqualified Share Option, as determined in Section 6.3.


     2.11 "Fair Market Value" means the closing price of a Share as quoted on the National Association of Securities Dealers Automated Quotation System National Market, or such other national securities exchange or other inter-dealer quotation system on which the Shares are listed on the Date of Grant (as reported by the Wall Street Journal, or if not reported thereby, any other authoritative source selected by the Company). If the Shares are not listed on any national securities exchange or quoted on any inter-dealer quotation system, the Fair Market Value of a Share shall be determined by the Board pursuant to any reasonable method adopted by it in good faith for such purpose.


     2.12      "Non-Employee Director" shall have the meaning set forth in
Section 5 of this Plan.


     2.13 "Nonqualified Share Option" means the right to purchase Shares granted pursuant to this Plan, which right does not qualify under Section 422 of the Code.


     2.14 "Option" means a Nonqualified Share Option to purchase Shares granted under this Plan in accordance with the terms of Section 6.


     2.15 "Plan" means this American Bancshares, Inc., 1997 Nonqualified Share Option Plan for Non-Employee Directors adopted by the Board of Directors effective as of March 18, 1997.


     2.16      "SEC" means the Securities and Exchange Commission.


     2.17 "Securities Act" means the Securities Act of 1933, as amended from time to time.


     2.18 "Shares" means the Company's common shares, par value $1.175 per share, and such other securities as may be substituted for a Share or such other securities pursuant to the adjustment provisions of Section 9.


     2.19 "Share Option Agreement" means the written agreement between the Company and a Director implementing the grant of an Option.


     2.20 "Subsidiary" means any corporation other than the Company organized under the laws of the United States, Canada, or any other jurisdiction that the Board designates, in an unbroken chain of corporations beginning with the Company if each corporation other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporation in such chain.



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SECTION 3.     ADMINISTRATION OF THE PLAN.


     This Plan shall be administered by the Board of Directors. Subject to the express provisions of this Plan, the Board of Directors shall make all determinations and take all other actions necessary or deemed advisable for the administration of the Plan. In addition to any other powers, subject to the provisions of the Plan, the Board shall; (i) grant Options under the Plan; (ii) determine all questions as to eligibility; (iii) determine all provisions of each Share Option Agreement, which need not be identical; (iv) construe and interpret the provisions of the Plan and the Share Option Agreements; (v) establish, amend, or waive rules or regulations for the Plan's administration;
(vi) have the authority to accelerate the exercise of any Option; (vii) have the authority to amend the terms of previously granted Options so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Non-Employee Director is obtained with respect to any amendment that would be detrimental to the Non-Employee Director; (viii) required, whether or not provided for in the pertinent Share Option Agreement, of any person exercising an Option, at the time of such exercise, the making of any representations or agreements that the Board of Directors may deem necessary or advisable in order to comply with the securities laws of the United States or of any applicable jurisdiction; and, (ix) have the authority to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Any determinations or actions taken by the Board pursuant to this Section 3 and the interpretation and construction of any provision of the Plan by the Board is binding and final.


SECTION 4.     SHARES SUBJECT TO THE PLAN.


        4.1    NUMBER OF SHARES.  Subject to adjustment as provided in
Section 9, the maximum aggregate number of Shares that may be issued and sold pursuant to Options granted under this Plan shall not exceed 75,000 Shares. The Shares to be issued in connection with the exercise of any Option shall be made available, at the discretion of the Board of Directors, from either authorized but unissued Shares or Shares issued and the thereafter reacquired by the Company.


        4.2 EXPIRATION OF OPTIONS. Shares issued upon the exercise of an Option granted pursuant to the Plan shall not again be available for the grant of an Option hereunder. If any Option granted under this Plan terminates, expires, or lapses for any reason without having been fully exercised, any unissued Shares that had been subject to the Share Option Agreement relating thereto again shall become available for the grant of other Options.


        4.3 DELIVERY OF SHARES AS PAYMENT. In the event a Non-Employee Director pays the Exercise Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future grants of Options under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option.


SECTION 5.     ELIGIBILITY


     The Board may grant Options only to Directors of the Company who are not otherwise Employees of the Company or any Subsidiary ("Non-Employee Directors"). Options granted at different times need not contain similar provisions.




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SECTION 6.     SHARE OPTIONS.


        6.1 GRANT OF OPTIONS. Subject to the terms and provisions of this Plan, the Board of Directors may grant Nonqualified Share Options to Non-Employee Directors. Subject to Section 4.1, the Board has complete discretion in determining the number of Shares subject to Options granted to each Non-Employee Director. Each Option granted shall be evidenced by minutes of a meeting or the written consent of the Board and by a Share Option Agreement.


        6.2 SHARE OPTION AGREEMENT. Each Option granted under this Plan shall be evidenced by a Share Option Agreement between the Company and the Option holder in accordance with Section 6.1 that specifies the Exercise Price, the Exercise Period, the number of Shares to which the Option pertains, any conditions imposed upon the exercise of the Options in the event of retirement, death, disability, or other termination of employment, and such other provisions and conditions as the Board may determine. Each Share Option Agreement shall clearly indicate that the Option is a Nonqualified Share Option.


        6.3 EXERCISE PRICE. The Exercise Price for the Shares to be issued pursuant to any Option shall be the Fair Market Value of the Shares on the Date of Grant, but in no event shall the price be less than the par value of the Shares.


        6.4 EXERCISE PERIOD. The Exercise Period of each Option granted shall commence on the Date of Grant and the expiration date shall be determined by the Board of Directors at the time of grant and shall be specified in the Share Option Agreement; provided, however, that no Option shall be exercisable after the tenth anniversary from the Date of Grant.


        6.5 TERMINATION OF OPTIONS. An Option granted under this Plan shall terminate as provided in the Share Option Agreement.


        6.6 NO RIGHTS AS SHAREHOLDER. No Non-Employee Director or transferee of an Option shall have any rights as a shareholder of the Company with respect to any Shares subject to an Option (including without limitation, rights to receive dividends, vote, or receive notice of meetings) prior to the purchase of such Shares by the exercise of such Option as provided in this Plan. No adjustment will be made for a cash dividend or other rights for which the record date precedes the Date of Exercise.


SECTION 7.     EXERCISE OF OPTIONS.


        7.1 EXERCISABILITY. Options exercised under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall determine, which need not be the same for all Non-Employee Directors.


        7.2 METHOD OF EXERCISE. Subject to the provisions of the Share Option Agreement, Options may be exercised in whole at any time, or in part from time to time with respect to whole Shares only, during the Exercise Period by the delivery to the Company of a written notice of intent to exercise the Option, in such form as the Board of Directors may prescribe, setting forth the number of Shares with respect to which the Option is to be exercised. The Exercise Price, which shall accompany the written notice of exercise, shall be payable to the Company in full (along with the taxes described in the last sentence of this Section 7.2) by the Non-Employee Director who, if



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so provided in the Share Option Agreement, may: (i) deliver cash in satisfaction of all or any part of the Exercise Price; (ii) deliver, or cause to be withheld from the Option, Shares valued at Fair Market Value on the Date of Exercise in satisfaction of all or any part of the Exercise Price, or (iii) any combination as cash and Shares, as the Board may determine. In addition to and at the time of payment of the Exercise Price, the Non-Employee Director shall pay to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Non-Employee Director resulting from such exercise.

SECTION 8.     NONTRANSFERABILITY OF THE OPTIONS.


     Except in the case of the death of a Non-Employee Director, neither the Option granted under the Plan nor any rights or interest in such Options may be sold, pledged, hypothecated, assigned, or otherwise disposed of or transferred by such Non-Employee Director. Except as permitted by the Board of Directors during the lifetime of the Non-Employee Director, the Options granted to a Non-Employee Director shall be exercisable only by him or her or, in the event of the Non-Employee Director's permanent and total disability as determined by the Board of Directors in accordance with applicable Company policies, by his or her legal representative.


SECTION 9.     CAPITAL ADJUSTMENTS.


        9.1 ADJUSTMENTS UPON MERGER, CONSOLIDATION, OR LIQUIDATION. If the Company is a party to any merger, consolidation, any purchase or acquisition of property or stock, or any separation, reorganization, liquidation, or the sale of all or substantially all of the assets of the Company, the Board of Directors (or, if the Company is not the surviving corporation, the board of directors of the surviving corporation) shall have the power to make arrangements, which shall be binding upon the holders of unexpired Options, for the substitution of new options for, or the assumption by another corporation of, any unexpired Options, for the substitution of new options for, or the assumption by another corporation of, any unexpired Options then outstanding hereunder.


        9.2 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If, while any Options are outstanding, by reason of a recapitalization, reclassification, combination of Shares, reverse stock split, share dividend, separation (including a spin-off), stock split, or other distribution in respect of such Shares, the number of outstanding Shares of the Company are increased, decreased, changed into, or been exchanged for a different number or kind of shares, or if additional shares or new and different shares are distributed in respect of such Shares, the Board of Directors in its sole discretion may make an appropriate and proportionate adjustment in the exercise prices of the outstanding Options and in the number and class of shares subject to each outstanding Option.


        9.3 ADJUSTMENT TO NUMBER OF SHARES. In the event of a transaction of the type described in Section 9.1 and 9.2 of this Plan, the total number of Shares pursuant to which Options may be granted under this Plan shall be appropriately adjusted by the Board of Directors.


        9.4 FRACTION SHARES DUE TO ADJUSTMENTS. If any adjustment made pursuant to Section 9.1 or 9.2 of this Plan would result in the possible issuance of fractional Shares under any then outstanding Options, the Board of Directors may adjust the outstanding Options so as to eliminate the fractional Shares.



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SECTION 10.    AMENDMENT, MODIFICATION, OR TERMINATION OF PLAN.


     The Board, by resolution, shall have the power at any time to amend, modify, suspend, or terminate the Plan with respect to any Shares as to which Options have not been granted; provided, however, that no such action of the Board without approval of the shareholders of the Company shall increase the number of Shares subject to the Plan except as contemplated by Section 9 of the Plan. Notwithstanding the foregoing, without the consent of the affected Non-Employee Director, no such termination, amendment, or revision to the Plan shall adversely alter, impair, or affect any rights or obligations of such Non-Employee Director under any Option previously issued or granted.


SECTION 11.    MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS.


     Subject to the terms and conditions, and within the limitations, of the Plan, the Board may modify, extend, or renew outstanding Options, or accept the surrender of outstanding Options (to the extent not theretofore exercised) granted under the Plan or any other plan of the Company, a Subsidiary, or any corporation or entity acquired by the Company or a Subsidiary, and authorize the granting of new Options pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Options may specify a lower exercise price or a longer term than the surrendered Options or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing provisions of this Section 11, no modification of an Option granted under the Plan shall, without the consent of the affected Non-Employee Director, alter or impair the Non-Employee Director's rights or obligations.


SECTION 12.    CONDITIONS FOR ISSUANCE OF SHARES.


               (a) No Shares shall be issued or transferred upon exercise of any Option under this Plan unless and until all legal requirements applicable to the issuance or transfer of such Shares and such other requirements as are consistent with the Plan and the Share Option Agreement have been complied with to the satisfaction of the Board, including without limitation those requirements described in this Section 12 hereof.


               (b) The Company shall not be required to issue or deliver any certificate for Shares purchased upon the exercise of any Option granted hereunder or any portion thereof prior to receipt from the Non-Employee Director of the following representations, warranties, and covenants:


                    (i) That the Shares subject to the Options are being acquired in good faith solely for his or her own personal account, for investment purposes only, and not with an intent or a view to resale or distribution within the meaning of Section 2(11) of the Securities Act;


                    (ii) That the Non-Employee Director understands and acknowledges that the Shares to be issued upon exercise of such Option will not have been registered under the Securities Act or the securities laws of any other jurisdiction, and are being offered and sold to the Non-Employee Director in reliance on an exemption from registration under such securities laws and the rules and regulations promulgated thereunder;


                    (iii)That the Non-Employee Director agrees that each certificate representing Shares to be issued upon exercise of such Option shall bear the following legend:



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     "The shares of American Bancshares, Inc., represented by this Certificate may not be offered, sold, assigned, pledged, hypothecated, or otherwise disposed of or transferred except pursuant to a registration statement declared effective under the Securities Act of 1933 (the "Securities Act") or pursuant to any exemption from registration under the Securities Act, the availability of which shall be established to the satisfaction of the Company."



          (iv) That the Non-Employee Director will not sell, assign, pledge, hypothecate, or otherwise dispose of or transfer the Shares to be issued upon exercise of such Option except as permitted by this Plan and except pursuant to an effective registration statement filed under the Securities Act and the securities laws of all other applicable jurisdictions, for pursuant to an opinion of counsel in a form satisfactory to the Company that the proposed transaction is exempt from such registration under the Securities Act and all other applicable jurisdictions; and


          (v) Any other representation, warranty, or covenant that, in the opinion of counsel for the Company, is required, necessary or advisable to be made by such Non-Employee Director under the Securities Act and the securities laws of any other applicable jurisdictions, and the rules and regulations promulgated thereunder.


     (c) The Company will not be obligated to issue and deliver Shares pursuant to the Plan if counsel for the Company determines that such issuance and delivery of the Shares would violate any rule or regulation of any securities exchange or inter-dealer quotation system on which the Shares are then traded or quoted, or violates any law, including, without limitation, the Securities Act, the Exchange Act, applicable state securities and blue sky laws, and the rules and regulations promulgated thereunder. In connection with any Share issuance or transfer, the person acquiring the Shares should, if requested by the Company, give assurances satisfactory to counsel to the Company with regard to such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obligated to take any action in order to permit exercise of any Option under the Plan or the transfer of the underlying Shares.


     (d) The Company, in its discretion, may postpone the issuance and delivery of Shares upon the exercise of any Option until completion of any registration or qualification of such Shares under any federal or state laws, or any applicable securities exchange or inter-dealer quotation system rules and regulations, as the Company may consider appropriate. The Company is not obligated to register or qualify the Shares under federal or state securities laws. The Board may require that prior to the issuance or transfer of any Shares upon exercise of an Option, the restriction on subsequent disposition that the Board or the Company deems necessary or advisable under any applicable federal or state securities laws.


SECTION 13.    EFFECTIVENESS OF THE PLAN.


     The Plan shall become effective immediately for all purposes on the date that it has received approval and adoption by both the Board of Directors and the shareholders of the Company.


SECTION 14.    TERM OF THE PLAN.

     Unless sooner terminated by the Board pursuant to Section 10 hereof, this Plan shall terminate then (10) years from its effective date and no Options may be granted after termination.



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The Board of Directors may terminate this Plan at any time.  The termination shall not affect the validity of any Option outstanding on the date of termination.


SECTION 15.    INDEMNIFICATION OF THE BOARD OF DIRECTORS.


     In addition to such other rights of indemnification as they may have as Directors, the members of the Board of Directors shall not be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their administration of and responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Board of Directors against any claim, loss, damage, or reasonable expense, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted or issued hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgement in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.


SECTION 16.    GENERAL PROVISIONS.


        16.1 LIMITATION ON LEGAL RIGHTS. The establishment of the Plan shall not confer upon any Non-Employee Director any legal or equitable right against the Company, except as expressly provided in the Plan.


        16.2 NOT A CONTRACT OF EMPLOYMENT. Neither this Plan nor any Share Option Agreement constitute an inducement or consideration for the service of any Director, nor are there contracts between the Company and any Director. Participation in the Plan shall not give a Director, nor are there contracts between the Company and any Director. Participation in the Plan shall not give a Director any right to be retained in the service of the Company or any of its Subsidiaries, nor shall anything in this Plan affect the right of the Company or any of its subsidiaries to terminate the Director with or without cause.


        16.3 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other share option or incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor shall the Plan preclude the Company or any Subsidiary from establishing any other forms of incentive or other compensation for Directors of the Company or any of its Subsidiaries.


        16.4 ASSUMPTION BY THE COMPANY. The Company or its Subsidiaries may assume options, warrants, or rights to purchase shares issued or granted by other companies whose shares or assets shall be acquired by the Company or its Subsidiaries or which shall be merged into or consolidated with the Company or its Subsidiaries. The adoption of this Plan shall not be taken to impose any limitations on the powers of the Company or its Subsidiaries or affiliates to issue, grant, or assume options, warrants, rights, or restricted shares, otherwise than under this Plan, or to adopt other share option or restricted share plans or to impose any requirements of shareholder approval upon the same.


        16.5 CREDITORS. The interests of any Director under this Plan is not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.



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     16.6  PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

     16.7 SINGULAR, PLURAL; GENDER. Whenever used in this Plan, nouns in the singular shall include the plural, and vice versa, and the masculine pronoun shall include the feminine gender.

     16.8. HEADINGS. Headings to the Sections and subsections are included for convenience and reference and do not constitute part of the Plan.

     16.9. GOVERNING LAW. The Plan shall be governed, construed, and administered in accordance with the laws of the State of Florida.


Date Approved by Board of Directors:     March 18, 1997


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                           AMERICAN BANCSHARES, INC.


                      NONQUALIFIED SHARE OPTION AGREEMENT
                      FOR 1997 NON-EMPLOYEE DIRECTORS PLAN


     NONQUALIFIED SHARE OPTION AGREEMENT (this "Agreement"), made on the __ day of ____________, 19___, by and between AMERICAN BANCSHARES, INC., a Florida corporation (the "Company") and ___________________ (the "Grantee").

     1. GRANT OF OPTION. Subject to terms and conditions of this Agreement and those set forth in the American Bancshares, Inc. 1997 Nonqualified Share Option Plan for Non-Employee Directors (the "Plan"), the Company, with approval and at the direction of its Board of Directors, hereby grants to Grantee an option (the "Option") to purchase a total of ______ (________________) common shares, $1.175 par value per share, of the Company (the "Shares"), at the price set forth in this Agreement. The Shares that may be purchased upon the exercise of the Option are sometimes referred to in this Agreement as the "Option Shares". Capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Plan. The Option is intended to be a nonstatutory option and not an incentive share option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended.

     2. EXERCISE PRICE. The Exercise Price of the Option is $__________ per Option Share.

     3.   EXERCISE PERIOD; TERMINATION OF OPTION.

          (a) EXERCISE PERIOD. The Option and all rights hereunder with respect to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant ("Exercise Period").

          (b) TERMINATION. Except as provided in Section 3(c) of this Agreement, a Grantee's Option shall not expire or terminate by virtue of his or her termination of service as a member of the Board of Directors. If a Grantee should die while serving on the Board of Directors of the Company, a Subsidiary, or any successor, the person to whom the Grantee's rights hereunder pass by will or the laws descent and distribution may exercise the Option at anytime during the Exercise Period of this Agreement for any of the Option Shares not previously exercised during the Grantee's lifetime.

          (c) TERMINATION OF DIRECTORSHIP FOR CAUSE. If the Grantee is removed from the Board of Directors for cause (as that term is used under the Florida Business Corporation Act) and ceases to be a Director, the right of the Grantee to exercise such Option or part thereof under this Agreement shall immediately terminate upon such removal and all rights thereunder shall cease.

     4.   METHOD OF EXERCISE.

          (a) NOTICE OF EXERCISE. In order to exercise any portion of this Option, the Grantee shall notify the Company in writing of the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such notice shall be delivered to the

Secretary of the Company and shall be accompanied with the Exercise Price payable in the manner set fourth in Section 4(b) below. The date specified in Grantee's notice as the date of exercise of the Option shall be deemed to be the Date of Exercise; provided, that, such date is at least five (5) days after the giving of such notice and that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date. Otherwise, the Date of Exercise shall be the date on which all conditions for issuance of Option Shares have been satisfied and such Option Shares have been issued by the Company. The certificate or certificates for Shares as to which the Option has been exercised shall be registered in the name of the Grantee.

          (b) PAYMENT OF EXERCISE PRICE. The Exercise Price of the Option Shares to be purchased upon exercise of an Option, in whole or in part, shall be paid to the Company in full on or before the Date of Exercise. The Exercise Price may be paid: (i) in cash (U.S. dollars) by the Grantee, (ii) through the surrender of previously acquired Shares, or causing Option Shares to be withheld from the Option, valued at the Fair Market Value on the Date of Exercise, in satisfaction of all or any part of the Exercise Price, (iii) with the prior written consent of the Board, any combination of the foregoing.

          (c) FAILURE TO PAY OR ACCEPT DELIVERY. If the Grantee fails to pay for any of the Option Shares specified in its notice to exercise or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by the Board.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Option Shares upon such exercise or the method of payment of consideration for such Option Shares would constitute a violation of any applicable federal or state securities law or any other law or regulation. As a condition to the exercise of this Option, the Company may require the Grantee to make any representation or warranty to the Company at the time of exercise of the Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including those representations and warranties set forth in Section 12(b) of the Plan. Accordingly, the share certificates for the Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

     6. NON-TRANSFERABILITY OF OPTION. Except as otherwise provided by the Plan, this Option may be exercised during the lifetime of the Grantee only by the Grantee and may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of this Option shall be binding upon the executors, administrators, heirs, and successors of the Grantee.

     7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. In the event of changes in the capitalization or organization of the Company, or the Company is a party to a merger or other corporate reorganization, the number of Shares covered by this Option shall be adjusted in accordance with the provisions of
Section 9 of the Plan.

     8. TERM OF OPTION. Unless modified, extended, or renewed in accordance with Section 11 of the Plan, this Option may not be exercised after the expiration of the Exercise Period and may be exercised during such term only in accordance with the Plan and the terms of this Option.


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
        9. AMENDMENT OF OPTION. The Board of Directors may amend the Option and Plan at anytime, subject only to the limitations set forth in Sections 10 and 11 of the Plan and by applicable law.

        10. NOT EMPLOYMENT OR CONSULTING CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Grantee any right to continue in the employ or service of the Company (or continue as a consultant of the Company). This is not an employment or consulting contract.

        11. INCOME TAX WITHHOLDING. The Grantee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by Federal, state or local laws as a result of the exercise of this Option. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the exercise of this Option, the Grantee agrees to pay the Company the amount of any such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Grantee is an employee of the Company at the time.

        12. NOTICE. Any notice to the Company provided for in this Agreement shall be delivered to the Secretary of the Company at the executive offices located at 4702 Cortez Road West, Bradenton, Florida 34210, and any notice to the Grantee shall be delivered to the Grantee at the current address shown on the records of the Company. Any notice shall be deemed to be duly given (i) three business days after deposit into the U.S. Mails by registered or certified mail if and when properly addressed, postage prepaid, or (ii) on the date delivered if and when hand delivered to the appropriate address as determined above.

        13. INCORPORATION BY REFERENCE. The Option is granted, and the Option Shares will be issued, pursuant to the Plan, the terms and conditions of which are incorporated herein by reference, and the Options and this Agreement shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

        14. GOVERNING LAWS. The validity, construction, interpretation, and effect of this Agreement shall be governed by and determined in accordance with the laws of the State of Florida.

DATE OF GRANT: ___________________, 19__

                                    AMERICAN BANCSHARES, INC.
                                    a Florida corporation

                                    By: __________________________________
                                        Gerald L. Anthony, President

        The Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provision thereof. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan.


Dated: ___________________________      GRANTEE


                                        _________________________________


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